UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   May 31, 2005

                                  Cosi, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction of Incorporation)          (Commission File Number)
           (IRS Employer Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200


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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

            A copy of the Form of Restricted Stock Award Agreement (the "Award Agreement") to be used by Cosi, Inc. (the "Company") in connection with the issuance of restricted stock awards under the Cosi, Inc. 2005 Omnibus Long-Term Incentive Program (the "Omnibus Plan") is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

            On May 31, 2005, pursuant to the Omnibus Plan, the Compensation Committee of the Company granted 150,000 restricted shares of the common stock of Cosi, Inc. (the "Restricted Stock") to Gilbert Melott, Executive Vice President People & Operations (75,000 shares) and Paul Seidman, Vice President Food & Beverage (75,000 shares). The Restricted Stock is subject to the restrictions set forth in the Award Agreement and shall vest over a four-year period according to the following schedule: (i) 20% vest upon grant; (ii) 20% vest after year 1; (iii) 20% vest after year 2; (iv) 20% vest after year 3; and
(v) 20% vest after year 4.

Item 9.01 (c).    Exhibits.
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     10.1     Form of Restricted Stock Award Agreement

                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  6/6/05


                                                  /s/ Kevin Armstrong
                                               ---------------------------------
                                               Name:  Kevin Armstrong
                                               Title: Chief Executive Officer
                                                      and President

                                EXHIBIT INDEX


                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
 -----------                    -----------                     --------------

     10.1     Form of Restricted Stock Award Agreement                E